Exhibit 99.1

1 Fiscal Third Quarter 2020 Investor Presentation June 2, 2020

2 This presentation includes “forward - looking statements” within the meaning of the Securities Exchange Act of 1934 , which involve risks and uncertainties . Forward - looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward - looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “outlook,” “should,” “seeks,” “intends,” “trends,” “plans,” “estimates,” “projects,” “guidance,” “anticipates” or similar expressions that concern our strategy, plans, expectations or intentions . All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward - looking statements . These forward - looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward looking statements . We derive many of our forward - looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions . We claim the protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995 for all of our forward - looking statements . While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors and is impossible to anticipate all factors that could affect our actual results . Given the significant uncertainties inherent in the forward - looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized . Important factors could affect our results and could cause results to differ materially from those expressed in our forward - looking statements, including but not limited to the factors discussed in the section entitled “Risk Factors” in our filings with the Securities and Exchange Commission (the “SEC”) . All subsequent written and oral forward - looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements . Any forward - looking statement that we make herein speaks only as of the date of this presentation . We undertake no obligation to publicly update or revise any forward - looking statement as a result of new information, future events or otherwise, except as required by law . Included in this presentation are certain non - GAAP financial measures, such as Adjusted EBITDA and Adjusted Net Loss, designed to complement the financial information presented in accordance with U . S . GAAP because management believes such measures are useful to investors and management . Management believes these non - GAAP financial measures, when taken together the corresponding GAAP measures, provide incremental insight into the underlying factors and trends affecting our performance . These non - GAAP financial measures should be considered only as supplemental to, and not superior to, financial measures provided in accordance with GAAP . Please refer to the appendix of this presentation for a reconciliation of the historical non - GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP . Reconciliations of the non - GAAP measures used in this presentation are included or described in the tables attached to the appendix . Market data included in this presentation is as of the date indicated in the footnotes, which is prior to the COVID - 19 pandemic and does not reflect impacts of the pandemic . Forward - Looking Statements and Non - GAAP Financial Measures DISCLAIMER

3 Decisive Action Taken To Protect Employees, Preserve Liquidity and Ensure Operational Readiness COVID - 19 Business Response Employee Health & Safety Liquidity Profile Business Continuity > We continue to monitor the potential impact of COVID - 19 on our operations, customers and supply chain > We have taken appropriate action to provide for the ongoing health and safety of our employees at this time, including adherence to protocols recommended by the U.S. CDC and other government agencies > As first announced in February, we expect to realize $2.7 million in annualized pre - tax cost savings beginning in the fiscal fourth quarter 2020 > We received $2.5 million under the SBA PPP in April 2020, positioning us to retain staff during the disruption > Based on actions taken, we believe we have adequate liquidity to support the ongoing operations of the business > As shelter - in - place orders have been eased, most of our facilities began to reopen by mid - May 2020 > We have suspended all financial guidance until such time that business conditions stabilize

4 F3Q20 Results Summary

5 Fiscal Third Quarter 2020 Executive Summary F3Q20 Total Sales of $12.7 million, (19%) y/y > Y/Y decline across all geographic regions due to COVID - 19 shelter - in - place orders F3Q20 Total Bookings of $10.9 million, (17%) y/y > Bookings in Europe increased y/y, while Americas and Asia declined y/y F3Q20 Total Backlog of $31.2 million, (13%) y/y > Backlog in Asia near flat y/y, while both Americas and Europe declined y/y F3Q20 Gross Profit of $4.4 million, (14%) y/y > Gross margin improved 190 basis points y/y to 34.6% F3Q20 Adjusted Net Loss of ($1.1) million, or ($0.11) per diluted share (1) > Adjusted net loss excludes $2.2 million non - cash impairment of goodwill and intangibles, in addition to $0.6 million of severanc e expense Adjusted EBITDA of ($1.0) million vs. ($0.6) million in year - ago period (1) > Operating loss of ($3.9) million vs. ($1.1) million in year - ago period Adequate Access To Liquidity To Support Operations > Company believes it has adequate liquidity to support ongoing business operations; received $2.5 million in SBA PPP funding i n A pril 2020 (1) See the attached appendix for a reconciliation of Adjusted Net loss and Adjusted EBITDA to GAAP Net Loss

6 Fiscal Third Quarter 2020 - Y/Y and TTM Comparisons Net (loss) income for Q3’19 was ($1.0)M, Q3’20 was ($3.9)M, TTM Q3’19 was $2.1M and TTM Q3’20 was ($10.9)M Consolidated Financial Results Total Net Sales ($MM) Total Gross Profit ($MM) COVID - 19 impacted sales across all geographies Generated $4.1M y/y improvement in OCF Generated positive Adj. EBITDA on a TTM basis 2 3 1 Total Adj. EBITDA ($MM) Cash Flow From Operations ($MM) $15.6 $12.7 $82.2 $67.9 F3Q19 F3Q20 TTM F3Q19 TTM F3Q20 $5.1 $4.4 $30.3 $24.5 F3Q19 F3Q20 TTM F3Q19 TTM F3Q20 ($0.6) ($1.0) $4.9 $1.5 F3Q19 F3Q20 TTM F3Q19 TTM F3Q20 ($1.8) $2.3 $1.9 $3.5 F3Q19 F3Q20 TTM F3Q19 TTM F3Q20

7 Focus on Higher - Margin Applications To Support Margin Expansion, Once Production Normalizes Consolidated Margin Analysis Gross Profit Margin (%) 32.7% 34.6% 36.6% 36.0% F3Q19 F3Q20 TTM F3Q19 TTM F3Q20 Gross profit increased 190 bps y/y 34.6% Improved sales mix and lower fixed manufacturing costs 2 1

8 Fiscal 3Q19 vs. Fiscal 3Q20 Sales Performance Bridge Total Net Sales Bridge By Geography ($MM) Americas sales flat, while Europe and Asia declined y/y Measurement Solutions declined 17% y/y to $11.5 million Most facilities reopened in mid - May 2020 2 3 1 Total Net Sales Bridge By Product Line ($MM) $12.7 $12.7

9 Fiscal 3Q19 vs. Fiscal 3Q20 Bookings and Backlog Total Bookings By Geography (1) ($MM) (1) Bookings are defined as new orders received from customers that have been filled (2) Backlog is defined as bookings that have been received but not yet filled Europe bookings increased 7% y/y, while Americas and Asia declined Experienced no significant cancellations in bookings or backlog 2 1 Total Backlog (2) ($MM) $3.3 $5.9 $4.0 $13.2 $2.3 $6.3 $2.3 $10.9 Americas Europe Asia Total Bookings F3Q19 F3Q20 $7.9 $19.5 $8.3 $35.7 $5.9 $17.1 $8.2 $31.2 Americas Europe Asia Total Backlog F3Q19 F3Q20

10 Focused On Execution Near - Term Strategic Priorities Top Five Priorities for Perceptron Executive Summary Stabilize Financial Performance > Structure the company for maximum efficiency – focus on targeted sales growth, technological innovation, efficient cost manageme nt Enhance Core Technology Portfolio > Review all existing offerings and reallocate resources toward the highest - potential R&D initiatives Extend Market Leadership Position in the Automotive Vertical > Introduce a broader array of solutions for OEM partners, while energizing relationships with Tier I and II suppliers Diversify the Metrology Revenue Base into Alternative Growth Markets > Capture a greater share of the addressable market opportunity in A/D, Heavy Industry, Construction and Medical Select Visionary Long - Term Leadership > Engage long - term executive leadership (CEO and CFO) that will execute the vision aggressively and successfully

11 Building a World - Class Metrology Brand Investment Thesis Technological Leader In Industrial Metrology > Next generation metrology IP positions Perceptron as an incumbent within In - Line, Near - Line, Off - Line metrology solutions Full - Service Solutions Represent Key Point of Differentiation > Solutions improve manufacturing quality, shorten product launch times and reduce cost, providing a competitive advantage to c ust omers Long - Term Relationships With Large Global Customers > 30+ year history; 900+ installations in 200+ manufacturing plants; high level of customer collaboration in developing custom sol utions Large, Untapped Metrology Opportunity > Automotive is 80% of revenues, but only 30% of the $10 billion annual metrology market opportunity – focused on revenue diversif ication Focused On Profitable Growth In Targeted Markets > Playing in markets where custom solutions, innovative technology and after market support warrant higher - margin sales

12 Appendix

13 Market Opportunity

14 Our Unique Value Proposition Technology Leader In Industrial Metrology Measurement Solutions Global Player In a Niche Technology Market Why We Win In The Markets We Serve Leading Player in Automotive Metrology > Sell 60% of the non - contact, in - line measurement products purchased by the auto industry Innovation / Technological Edge > Industry - leading gap and flush technology – continuing to invest in next - gen algorithms Successful Product Launches / Adoption > Hardware (Helix, TriCam, CMM); Software (Vector, Argus, TouchDMIS) > Core focus involves the development, manufacture, installation and sale of In - Line, Near - Line and Off - Line Measurement Solutions Key Product Lines Applications and Solutions By Product Line 3D Scanning Solutions > Core focus involves the development, manufacture and sale of laser - based sensors and software for three - dimensional measurement Value - Added Services > Core focus involves training, field service and calibration, launch support, consulting and equipment/software maintenance Improve quality, reduce waste and outages > Instrumental in driving continuous improvement in manufacturing efficiency Valuable Intellectual Property > 12 U.S. patents, 5 foreign patents

15 Comparing Traditional Metrology vs. Perceptron’s In - Line Metrology The Evolution of Metrology Traditional Metrology Gauging/Measurement is outside the manufacturing process Limitation #2 > Errors determined by a sampling of production, not 100% inspection Limitation #3 > Requires substantial resources (e.g. time, labor, cost) Limitation #4 > Corrections implemented retroactively Perceptron’s In - Line Metrology Gauging/Measurement is included within the manufacturing process Limitation #1 > Measurement occurs outside of the manufacturing process Limitation #5 > Errors are costly – no containment of non - conforming assemblies Advantage #2 > Advanced robotic assembly with 100% inspection fully integrated into the production line Advantage #3 > Reduced labor costs with higher quality Advantage #4 > Real - time measurement, analysis and feedback Advantage #1 > In - process measurement of every part Advantage #5 > Best - in - class plant - wide quality reporting package

16 Our Solutions Are High On The Value Chain Metrology Industry Positioning Solution Complexity Tower Perceptron Focuses On Innovating With the Most Complex Gauging and Measurement Solutions Gauging & Measurement > Measuring the dimensions of an object Most Complex Least Complex Gauging & Measurement Inspection Monitoring Location Monitoring Identification Inspection > Analyze object to determine flaws or defects Location > Determining 2D physical location and orientation of an object Identification > Identifying objects by analyzing physical characteristics or reading codes and labels

17 Experienced Metrology Leader Within Automotive Applications Proven Track Record With Global Customers Engineered Solutions For Major Auto OEMs Executive Summary Large Installed Base > 12,000 sensors and 3,000+ Coord3 CMMs used daily Serve All Major Auto OEMs > Collaborative, long - standing relationships with an average tenure of 30+ years Preferred Solution Partner > Often a “sole sourced” supplier; provide custom innovations to complex issues Top Five Customers As % of Fiscal 2019 Revenue Depth Customer Experience > 900+ installations in 200+ manufacturing facilities End - Market Exposure As % of Fiscal 2019 Revenue Customer #1 Customer #2 Customer #3 Customer #4 Customer #5 13% 11% 7% 4% 4% 80% 20% Automotive Non-Automotive Top 10 Customers 48%

18 Automotive Represents Nearly 30% of The Annual 3D Metrology Market Opportunity Sizing The 3D Metrology Market Global 3D Metrology Market (1) (Estimated Annual Market Opportunity - $ Billions) (1) Source: GIA, Jan - 20 Accuracy/precision standards are increasing due to miniaturization trend Focus on productivity and quality drives demand Migration toward “zero defect” measurement technologies 2 3 1 Largest Verticals Within The Global 3D Metrology Market (2020) (1) (Estimated Annual Market Opportunity - $ Billions) $8.4 $9.2 $10.1 $11.0 $12.0 $13.0 $14.0 $15.0 2018 2019 2020 2021 2022 2023 2024 2025 $1.4 $1.5 $1.7 $2.1 $2.9 Medical Construction Heavy Industry Aerospace/Defense Automotive

19 Automotive, A/D, Heavy Industry Each Growing at a 5 - Year CAGR of More Than 8% Sector - Specific Growth Within Global 3D Metrology 5 - Year Compounded Annual Growth Rate By Vertical Within The Global 3D Metrology Market (2020 - 2025) (1) (Growth Rate %) (1) Source: GIA (Jan - 20) Automotive – AV and EV platforms provide major opportunity A/D – focus on reduced inspection time / repairs during assembly process Heavy Industry – portable metrology solutions 2 3 1 7.0% 7.4% 8.0% 8.1% 8.7% Construction Medical Heavy Industry Aerospace/Defense Automotive

20 Automotive Industry Continues To Grow Adoption of VGR Solutions Automotive OEMs Investing In Vision Guided Robotics Global Automotive Annual Investment In Vision Guided Robotics (1) ($MM) (1) Source: Insight Partners (Jan - 20) Driving increased productivity and ensure product quality Increased use of automation in tight labor markets Supports shift toward “zero defect” manufacturing floor culture 2 3 1 $2,228 $2,471 $2,758 $3,094 $3,486 $3,941 $4,465 $5,062 $5,740 $6,507 CY18 CY19 CY20 CY21 CY22 CY23 CY24 CY25 CY26 CY27

21 Perceptron Benefits From New Platform Activity Automotive End - Market Demand Number of Global Automotive Vehicle Launches By Year (1) We Sell Into the OEM 12 - 18 Months Before The Launch (1) Source: Source: IHS Markit Global Light Vehicle Production forecast, Jan. 2020. Program launch defined as any new platform, program, na meplate, plant combinations. Includes only traditional assembly plant (completely built up) production is represented, while completely knocke d - down is not counted. (2) Source: IHS Markit Global Light Vehicle Production forecast, Jan. 2020. Anticipate stable base of more than 300 - 400 program launches per year China expected to represent nearly half of all global vehicle launches in 2020 LV production driven by demand in Asia and the Americas 2 3 1 Light Vehicle Production Forecast (2) (Millions of Units) 88.3 90.3 92.8 95.6 98.0 100.0 102.0 CY20 CY21 CY22 CY23 CY24 CY25 CY26 223 193 277 242 296 262 287 267 305 364 401 349 354 327 317 307 350 CY10 CY11 CY12 CY13 CY14 CY15 CY16 CY17 CY18 CY19 CY20 CY21 CY22 CY23 CY24 CY25 CY26

# Appendix – Exhibit A

## Reconciliation of Net Income to Adjusted EBITDA

The tables below present a reconciliation of the non-GAAP measures to the most directly comparable financial measure calculated in accordance with GAAP. While Perceptron's results under GAAP provide significant insight into our operations and financial position, Perceptron's management supplements its analysis of the business using "Adjusted EBITDA" and "Adjusted Net (Loss) Income." Adjusted EBITDA, for the periods presented, represents net (loss) income before interest expense, net; income tax expense (benefit); and depreciation and amortization expense, severance costs, impairment charges and litigation settlements. Adjusted Net (Loss) Income, for the periods presented, represents net (loss) income excluding severance costs, impairment charges and litigation settlements. Adjusted EBITDA and Adjusted Net (Loss) Income do not represent net income, as that term is defined under GAAP, and should not be considered as an alternative to net (loss) income as an indicator of our operating performance. Adjusted EBITDA and Adjusted Net (Loss) Income are not intended to be measures of free cash flow available for management or discretionary use as such measures do not consider certain cash requirements such as capital expenditures, tax payments and debt service requirements. Management believes these non-GAAP financial measures, when taken together with the corresponding GAAP measure, provide incremental insight into the underlying factors and trends affecting our performance because they exclude the effects of financing, investment, and other non-operating activities that management believes are not representative of our core business.

PERCEPTRON, INC.
RECONCILIATION OF NET (LOSS) INCOME TO ADJUSTED EBITDA AND ADJUSTED NET (LOSS) INCOME
(Unaudited, In Thousands)

| | Three Months Ended March 31, | | Nine Months Ended March 31, | | Trailing Twelve Months March 31, | |
|---|---|---|---|---|---|---|
| | 2020 | 2019 (As Revised) | 2020 | 2019 (As Revised) | 2020 | 2019 (As Revised) |
| **Net (Loss) Income** | $ (3,936) | $ (1,002) | $ (2,559) | $ 1,561 | $ (10,860) | $ 2,146 |
| Interest Expense, net | 25 | 16 | 92 | 72 | 222 | 116 |
| Income Tax (Benefit) Expense | (347) | (193) | (156) | 38 | (408) | 953 |
| Depreciation and amortization expense | 416 | 558 | 1,380 | 1,692 | 1,716 | 2,267 |
| Severance, impairment and other charges | 2,836 | - | 3,307 | (609) | 10,846 | (609) |
| **Adjusted EBITDA** | $ (1,006) | $ (621) | $ 2,064 | $ 2,754 | $ 1,516 | $ 4,873 |
| | | | | | | |
| **Net (Loss) Income** | $ (3,936) | $ (1,002) | $ (2,559) | $ 1,561 | $ (10,760) | $ 2,146 |
| Severance, impairment and other charges | 2,836 | - | 3,307 | (609) | 10,846 | (609) |
| **Adjusted Net (Loss) Income** | $ (1,100) | $ (1,002) | $ 748 | $ 952 | $ 86 | $ 1,537 |
| | | | | | | |
| Fully diluted shares outstanding | 9,708 | 9,627 | 9,687 | 9,711 | 9,708 | 9,627 |
| **Adjusted Net (Loss) Income Per Share** | $ (0.11) | $ (0.10) | $ 0.08 | $ 0.10 | $ 0.01 | $ 0.16 |

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